ACORD INSURANCE BINDER

DATE: [illegible]

[illegible]

PRODUCER: [illegible]

PHONE: [illegible]

FAX: [illegible]

[illegible]

COMPANY: [illegible] Ins. Co.

BINDER #: [illegible]

EFFECTIVE DATE: [illegible]

INSURED:

[illegible] Capital Group, Inc.

[illegible]

New York City, NY [illegible]

Policy: [illegible]

COVERAGES

[illegible]

Employee dishonesty with $10,000 limit - [illegible] deductible

TOTAL PREMIUM: [illegible]

NAME & ADDRESS

[illegible]

[illegible]

[illegible]

AUTHORIZED REPRESENTATIVE: [illegible]

NOTE: IMPORTANT STATE INFORMATION ON PAGE 2

[illegible]